THIRD AMENDMENT TO
CREDIT AGREEMENT
THIS AGREEMENT dated as of the 30 day of September, 2013.
BETWEEN:
ALLIED NEVADA GOLD CORP., a corporation incorporated under the laws of the state of Delaware
(herein called the “Borrower”)
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THE BANK OF NOVA SCOTIA, a Canadian chartered bank, in its capacity as administrative agent of the Lenders under the Credit Agreement
(herein called the “Administrative Agent”)
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THE BANK OF NOVA SCOTIA, COMMONWEALTH BANK OF AUSTRALIA, NATIONAL BANK OF CANADA and SOCIÉTÉ GÉNÉRALE (CANADA BRANCH) and such other financial institutions that become parties to the Credit Agreement as lenders
(herein collectively called the “Lenders” and individually called a “Lender”)
WHEREAS the Borrower, the Lenders and the Administrative Agent entered into an amended and restated credit agreement dated as of October 31, 2012 (as amended by amending agreements dated as of March 26, 2013 and June 27, 2013, the “Credit Agreement”);
AND WHEREAS the Borrower and the Majority Lenders who are signatories hereto wish to amend certain provisions of the Credit Agreement;
NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:
ARTICLE 1
DEFINED TERMS
1.1    Capitalized Terms. All capitalized terms which are used herein without being specifically defined herein shall have the meanings ascribed thereto in the Credit Agreement.

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ARTICLE 2
AMENDMENTS TO CREDIT AGREEMENT
2.1    General Rule. Subject to the terms and conditions herein contained, the Credit Agreement is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the provisions of this agreement into the Credit Agreement.
2.2    Definitions. The definition of “Calculation Date” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:
““Calculation Date” means (i) each March 31, June 30, September 30 and December 31 falling after the date of this agreement whereby the Borrower calculates the Interest Coverage Ratio and the Leverage Ratio as of such relevant date and (ii) otherwise each date on which the Borrower has requested an availment of credit pursuant to a Drawdown Notice whereby the Borrower shall calculate the Interest Coverage Ratio and the Leverage Ratio on such date on a pro forma basis based solely on the calculations and amounts set out in the Borrower’s most recently delivered compliance certificate and after giving effect to the credit requested to be advanced pursuant to such Drawdown Notice, including all associated interest (provided that, for certainty and for the purpose of the aforementioned calculation, the Cash Balance shall not include the proceeds of the credit made available pursuant to the Drawdown Notice when calculating Net Total Debt).”
2.3    Financial Covenants. Section 11.1(o) and (p) of the Credit Agreement are hereby deleted in their entirety and replaced by the following:
“(o)     Interest Coverage Ratio. The Borrower shall cause the Interest Coverage Ratio to be greater than or equal to:

(i)	1.80:1 at all times during the Fiscal Quarter ending September 30, 2013; and

(ii)	3.00:1 at all times thereafter,
and shall calculate such ratio as at each Calculation Date.
(p)    Leverage Ratio. The Borrower shall cause the Leverage Ratio to be less than or equal to:

(i)	6.00:1 at all times during the Fiscal Quarter ending September 30, 2013; and

(ii)	3.00:1 at all times thereafter,
and shall calculate such ratio as at each Calculation Date.”

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

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3.1    Representations and Warranties. To induce the Lenders to enter into this agreement, the Borrower hereby represents and warrants to the Lenders that the representations and warranties of the Borrower which are contained in Section 10.1 of the Credit Agreement, as amended hereby, are true and correct on the date hereof as if made on the date hereof, except to the extent any representation or warranty is made or deemed made as of a specific date, such representation or warranty shall be true and correct as of such date.
ARTICLE 4
CONDITIONS PRECEDENT
4.1    Conditions Precedent. This agreement shall not become effective unless and until (i) the parties hereto shall have executed and delivered this agreement(ii) the Guarantors shall have executed and delivered the confirmation attached hereto and (iii) the Borrower shall have paid to each Lender signatory hereto a non-refundable amendment fee in an amount equal to 0.20% of the Individual Commitment of each such Lender, an amount equal to which shall be creditable by the Borrower against any arrangement, upfront, underwriting or similar fee due and owing to the relevant Lender (for certainty, such creditable amount only being the amount paid to the relevant Lender and not, for certainty, the aggregate amount paid to the Lenders hereunder) on or before December 31, 2013 in connection with any amendment or refinancing of the Credit Agreement by any one or more of such Lenders.
ARTICLE 5
MISCELLANEOUS
5.1    Future References to the Credit Agreement. On and after the date of this agreement, each reference in the Credit Agreement to “this agreement”, “hereunder”, “hereof”, or words of like import referring to the Credit Agreement, and each reference in any related document to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The Credit Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
5.2    Governing Law. This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.
5.3    Inurement. This agreement shall enure to the benefit of and shall be binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and permitted assigns.
5.4    Conflict. If any provision of this agreement is inconsistent or conflicts with any provision of the Credit Agreement, the relevant provision of this agreement shall prevail and be paramount.
5.5    Further Assurances. The Borrower shall do, execute and deliver or shall cause to be done, executed and delivered all such further acts, documents and things as the Administrative Agent may reasonably request for the purpose of giving effect to this agreement and to each and every provision hereof.

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5.6    Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement on the date first above written.

ALLIED NEVADA GOLD CORP.
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones
Title: EVP and Chief Financial Officer

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THE BANK OF NOVA SCOTIA, as Administrative Agent
By:	/s/ Michael Eddy
Name: Michael Eddy
Title: Managing Director - Mining

By:	/s/ Carla Deeks
Name: Carla Deeks
Title: Associate Director

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Michael Eddy
Name: Michael Eddy
Title: Managing Director - Mining

By:	/s/ Carla Deeks
Name: Carla Deeks
Title: Associate Director

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COMMONWEALTH BANK OF AUSTRALIA
By:	/s/ Nicholas Rees
Name: Nicholas Rees
Title: Director

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NATIONAL BANK OF CANADA
By:
Name:
Title:

By:
Name:
Title:

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SOCIÉTÉ GÉNÉRALE (CANADA BRANCH)
By:	/s/ Simon Lungu
Name: Simon Lungu
Title: Director

By:	/s/ Michael C. Manion
Name: Michael Manion
Title: Director

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ACKNOWLEDGEMENT AND CONSENT
The undersigned, each being a guarantor of the Direct Secured Obligations of each other Obligor, hereby acknowledge, agree to and consent to the foregoing amendments to the Credit Agreement and hereby confirm their obligations under the Credit Documents to which each is a party.

ALLIED NEVADA GOLD HOLDINGS LLC
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

ALLIED VGH INC.
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

ALLIED VNC INC.
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

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HYCROFT RESOURCES & DEVELOPMENT, INC.
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

VICTORY EXPLORATION INC.
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

VICTORY GOLD INC.
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

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ANG CENTRAL LLC
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

ANG CORTEZ LLC
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

ANG EUREKA LLC
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

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ANG NORTH LLC
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

ANG NORTHEAST LLC
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

ANG PONY LLC
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

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HASBROUCK PRODUCTION COMPANY LLC
By:	/s/ Stephen M. Jones
Name: Stephen M. Jones Title: EVP & Chief Financial Officer

By:	/s/ Joseph B. Doherty
Name: Joseph B. Doherty Title: Treasurer

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